Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

4. Goodwill and Intangible Assets

Goodwill represents the excess of the purchase price over the net amount of identifiable assets acquired and liabilities assumed in a business combination measured at fair value. The Company evaluates goodwill for impairment annually on October 1 of each year and upon the occurrence of triggering events or substantive changes in circumstances that could indicate a potential impairment by assessing qualitative factors or performing a quantitative analysis in determining whether it is more likely than not that the fair value of the net assets is below their carrying amounts.

No impairment charges relating to goodwill were recorded in the years ended December 31, 2018, 2017 and 2016.

The following table presents the balances of goodwill as of December 31, 2018 and 2017 (in thousands).

Goodwill
Balance as of January 1, 2017	$97,453
Acquisitions	16,914
Foreign currency remeasurement	(205)
Balance as of December 31, 2017	114,162
Measurement period adjustment	1,773
Foreign currency remeasurement	143
Balance as of December 31, 2018	$116,078

Intangible assets acquired in a business combination are recognized separately from goodwill and are initially recognized at their fair value at the acquisition date. Intangible assets acquired include intellectual property (product design), customer relationships, and trade names. These are definite-lived assets and are amortized on a straight-line basis over their useful lives. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or any other significant adverse change that would indicate that the carrying amount of an asset or group of assets may not be recoverable. No impairment charges relating to intangible assets were recorded in the years ended December 31, 2018, 2017 and 2016.

The following table provides the details of identified intangible assets, by major class, for the periods indicated (in thousands):

		December 31, 2018			December 31, 2017
	Estimated Useful Life (Years)	Gross Carrying Amount	Accumulated Amortization	Intangible Assets, Net	Gross Carrying Amount	Accumulated Amortization	Intangible Assets, Net
Intangible assets subject to amortization:
Intellectual property	20	$114,411	$(18,115)	$96,296	$114,411	$(12,395)	$102,016
Trade names	10 - 20	83,358	(13,182)	70,176	83,468	(9,375)	74,093
Customer relationships	10 - 20	68,891	(11,053)	57,838	68,060	(7,268)	60,792
Licensor relationships	10 - 20	11,122	(1,790)	9,332	13,908	(341)	13,567
Supplier relationships	2	304	(301)	3	322	(141)	181
Total		$278,086	$(44,441)	$233,645	$280,169	$(29,520)	$250,649

Amortization expense for the years ended December 31, 2018, 2017 and 2016 was $15.0 million, $14.4 million, and $12.9 million, respectively. The future five-year amortization of intangibles subject to amortization at December 31, 2018 was as follows (in thousands):

Amortization
2019	$14,848
2020	14,836
2021	14,836
2022	14,836
2023	14,836
Thereafter	159,453
Total	$233,645